SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 9, 2017

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

4053 Clough Woods Dr., Batavia, Ohio	45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code (513) 381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark is the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously indicated, two representatives of Constantia Flexibles will be appointed to Multi-Color’s Board of Directors upon the closing of Multi-Color’s acquisition of the Constantia labels business. In connection with Multi-Color Corporation’s annual meeting of shareholders convened on August 9, 2017, Simon Roberts indicated his intention to retire from the Board of Directors contemporaneously with the appointment of these directors. At the annual meeting, our Executive Chairman, Nigel Vinecombe, expressed the Company’s appreciation for Mr. Roberts years of service.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Multi-Color Corporation convened its annual meeting of shareholders on August 9, 2017. The voting results on the proposals considered at the meeting are:

Proposal No. 1: Election of Directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ari J. Benacerraf	14,830,823	226,625	3,085	1,095,790
Robert R. Buck	13,415,962	1,641,486	3,085	1,095,790
Charles B. Connolly	12,069,252	2,987,893	3,388	1,095,790
Robert W. Kuhn	14,964,591	92,857	3,085	1,095,790
Simon T. Roberts	14,839,078	218,370	3,085	1,095,790
Vadis A. Rodato	14,934,632	122,816	3,085	1,095,790
Nigel A. Vinecombe	14,605,965	451,483	3,085	1,095,790

Proposal No. 2: Ratification of the Appointment of Grant Thornton LLP as Independent Registered Public Accountants for Fiscal Year 2018

Votes For	16,001,106
Votes Against	154,529
Abstentions	688

Proposal No. 3: Advisory (Non-Binding) Approval of Executive Compensation

Votes For	14,840,739
Votes Against	204,002
Abstentions	15,792
Broker Non-Votes	1,095,790

Proposal No. 4: Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

1 Year	12,712,827
2 Years	146,892
3 Years	2,157,832
Abstentions	42,982
Broker Non-Votes	1,095,790

After reviewing the results of the non-binding advisory vote on the frequency of the advisory vote on executive compensation, the Board of Directors has determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required advisory vote.

Proposal No. 5: Reapproval of the Material Terms for Payment of Performance-Based Incentive Compensation Under the Multi-Color Corporation 2012 Stock Incentive Plan

Votes For	14,570,027
Votes Against	488,571
Abstentions	1,935
Broker Non-Votes	1,095,790

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: August 15, 2017	By:	/s/ Sharon E. Birkett
	Name:	Sharon E. Birkett
	Title:	Vice President, Chief Financial Officer, Secretary